UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2021

Granite Point Mortgage Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38124	61-1843143
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bryant Pak, Suite 2400A
New York, NY 10036

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:   (212) 364-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	NYSE

Indicate by the check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2021, Granite Point Mortgage Trust Inc., a Maryland corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Company and Raymond James & Associates, Inc., as representative of the several underwriters named therein (the “Underwriters”), for the issuance and sale by the Company of 4,000,000 shares of its 7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), at a public offering price of $25.00 per share, equal to the liquidation preference. The Underwriters agreed to purchase the Series A Preferred Stock from the Company at a price of $24.2125 per share, resulting in $96,850,000 of total net proceeds, before deducting the estimated expenses of this offering, to the Company. In addition, the Company granted the Underwriters an option for 30 days to purchase up to an additional 600,000 shares of the Series A Preferred Stock, solely to cover over-allotments, if any.

The Series A Preferred Stock is being offered pursuant to an effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on August 11, 2021 (Registration No. 333-258719), a base prospectus, dated August 11, 2021, included as part of the registration statement, and a prospectus supplement, dated November 22, 2021, relating to the Series A Preferred Stock filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 22, 2021, by and between the Company and Raymond James & Associates, Inc., as representative of the several underwriters named therein.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 23, 2021	GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ MICHAEL J. KARBER
Michael J. Karber
General Counsel and Secretary